Exhibit 10.48

                                THIRD ALLONGE TO
                               EQUIPMENT LOAN NOTE


This modification, effective September 10, 2001, to the Equipment Loan Note dated June 10, 1999, as amended, payable to the order of FLEET NATIONAL BANK, Successor in Interest to Summit Bank ("Note") and to which Note these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Note, the Note is hereby amended as follows:

     A. The third paragraph on page 1 of the Note is hereby amended to read as follows:

          In the absence of Default (as defined in the Loan Agreement), the term of this Note is automatically extended for an additional seven (7) year term commencing on the Conversion Date. Thereupon, this Note becomes repayable in eighty-four (84) equal monthly installments of principal, together with accrued interest based upon the applicable LIBOR Rate (Equipment) as defined in the Loan Agreement, as selected by the Borrower pursuant to the Loan Agreement. The first payment is to be made on the first day of the second month following the Conversion Date and each subsequent payment is to be made on the same day of each successive month. Upon the eighty-fourth (84th) such installment payment, the full amount of unpaid principal, together with unpaid accrued interest is due and payable.

     B. The last paragraph on page 2 of the Note  (beginning  with the words "In the event  that this Note is  prepaid......")  and ending on page 3 of the Note, and the first full paragraph on page 3 of the Note (ending with the words ".....
committed financing"), referring to prepayment premiums, are hereby deleted.

     C. All references to "Base Rate" are hereby amended to refer to the "Prime Rate." The definition of "Base Rate" is deleted and replaced with the following definition of "Prime Rate:" The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will

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not effect or alter any other term or conditions of this Note.

Except as specifically modified herein, all of the terms and conditions of the Note shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Note.

Witness:                                           OSTEOTECH, INC.
                                                   A Delaware Corporation

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                        MICHAEL J. JEFFRIES
                                                        Executive Vice President



Witness:                                           OSTEOTECH INVESTMENT
                                                   CORPORATION
                                                   A New Jersey Corporation

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                        MICHAEL J. JEFFRIES
                                                        Executive Vice President


Witness:                                           CAM IMPLANTS, INC.
                                                   A Colorado Corporation

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                        MICHAEL J. JEFFRIES
                                                        Chief Financial Officer


Witness:                                           OSTEOTECH, B.V.
                                                   A Company of The Netherlands

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                        MICHAEL J. JEFFRIES
                                                        Managing Director


Witness:                                           H.C. IMPLANTS, B.V.
                                                   A Company of The Netherlands

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                        MICHAEL J. JEFFRIES
                                                        Managing Director

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Signatures continued ......

............................  continuation  of  signatures  to Third  Allonge  to
Equipment Loan Note



Witness:                                           CAM IMPLANTS, B.V.
                                                   A Company of The Netherlands

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                        MICHAEL J. JEFFRIES
                                                        Managing Director


Witness:                                           OSTEOTECH/CAM SERVICES, B.V.
                                                   A Company of The Netherlands

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                         MICHAEL J. JEFFRIES
                                                         Managing Director


Witness:                                           OST DEVELOPPEMENT
                                                   A Corporation of France

/s/ Mark H. Burroughs                              By: /s/ Michael J. Jeffries
---------------------                                 -------------------------
                                                         MICHAEL J. JEFFRIES
                                                         Managing Director

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